BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(“Mid-Cap Growth Equity” or the “Fund”)

SUPPLEMENT DATED MARCH 14, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2013

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Lawrence Kemp, Kathryn Mongelli and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of Mid-Cap Growth Equity.

The subsection entitled “Other Funds and Accounts Managed” is deleted with respect to Mid-Cap Growth Equity and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 1, 2013.

Mid-Cap Growth Equity	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	10	6	4	0	0	0
	$8.71 Billion	$938.1 Million	$884 Million	$0	$0	$0
Kathryn Mongelli	0	1	0	0	0	0
	$0	$21.72 Million	$0	$0	$0	$0
Phil Ruvinsky	0	1	0	0	0	0
	$0	$21.72 Million	$0	$0	$0	$0

The following sentence is added after the last sentence of the first paragraph of the subsection entitled “Portfolio Manager Compensation Overview”:

Mr. Kemp’s compensation has been guaranteed during his first year of employment.

The last sentence in the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

With respect to the portfolio managers of Mid-Cap Growth Equity, such benchmarks for the Fund and other accounts are the Lipper Large-Cap Growth Funds classification and the eVestment Alliance US Large Cap Growth Equity category. With respect to the portfolio managers of Small Cap Growth Equity, such benchmarks for the Fund and other accounts are the Lipper Small-Cap Growth Funds and Lipper Mid-Cap Growth Funds classifications.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

The portfolio managers of Mid-Cap Growth Equity have not received long-term incentive awards. The portfolio managers of Small Cap Growth Equity have received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

The portfolio managers of the Funds are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted with respect to Mid-Cap Growth Equity and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of March 1, 2013.

Portfolio Manager	Fund Managed	Dollar Range
Lawrence Kemp	Mid-Cap Growth Equity	None
Kathryn Mongelli	Mid-Cap Growth Equity	None
Phil Ruvinsky	Mid-Cap Growth Equity	None

Shareholders should retain this Supplement for future reference.

SAI-MCGE-0313SUP